SHORT TERM NOTES, CONVERTIBLE DEBT, AND DERIVATIVE LIABILITIES (Details - Note payable) - USD ($)	Dec. 31, 2023	Dec. 31, 2022
Debt Disclosure [Abstract]
Note Payable	$ 2,594,118	$ 0
Warrants	(557,582)	0
Derivative	(235,628)	0
Deferred financing costs	(675,184)	0
Total notes payable discount	(1,468,394)	0
Note payable, net of discount	$ 1,125,724	$ 0